UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2007

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.         Financial Statements and Exhibits

(d)   Exhibits

The following Exhibits are incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as exhibits thereto and are filed as part of this Current Report.

8.1	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to the S&P 500® Index due November 21, 2008
8.2
Tax Opinion of Davis Polk & Wardwell relating to Notes Linked to a Weighted Basket of Three Buffered Return Enhanced Components, Consisting of the Dow Jones EURO STOXX 50® Index, the FTSE™ 100 Index and the Nikkei 225 Index due November 21, 2008

8.3	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to the Russell 2000® Index due December 12, 2008
8.4	Tax Opinion of Davis Polk & Wardwell relating to 5.00% (equivalent to 20.00% per annum) Reverse Exchangeable Notes due February 15, 2008 Linked to the Common Stock of The Ryland Group, Inc.
8.5
Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Weighted Basket Consisting of the S&P 500® Index, the MSCI EAFE® Index and the Russell 2000® Index due November 15, 2011

8.6	Tax Opinion of Davis Polk & Wardwell relating to 10.50% Reverse Exchangeable Notes due November 14, 2008 Linked to the Common Stock of General Electric Company
8.7	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the iShares® MSCI Emerging Markets Index Fund due December 15, 2008
8.8	Tax Opinion of Davis Polk & Wardwell relating to 7.60% (equivalent to 15.20% per annum) Reverse Exchangeable Notes due May 16, 2008 Linked to the Common Stock of Exxon Mobil Corporation
8.9	Tax Opinion of Davis Polk & Wardwell relating to 6.60% (equivalent to 13.20% per annum) Reverse Exchangeable Notes due May 16, 2008 Linked to the Common Stock of Exxon Mobil Corporation
8.10	Tax Opinion of Davis Polk & Wardwell relating to 8.00% (equivalent to 32.00% per annum) Reverse Exchangeable Notes due February 15, 2008 Linked to the Common Shares of Research In Motion Limited
8.11	Tax Opinion of Davis Polk & Wardwell relating to 7.00% (equivalent to 28.00% per annum) Reverse Exchangeable Notes due February 15, 2008 Linked to the Common Stock of Apple Inc.
8.12
Tax Opinion of Davis Polk & Wardwell relating to 4.75% (equivalent to 19.00% per annum) Reverse Exchangeable Notes due February 20, 2008 Linked to the Common Stock of American International Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Anthony J. Horan
	Name:	Anthony J. Horan
	Title:	Corporate Secretary

Dated: November 14, 2007

EXHIBIT INDEX

Exhibit Number	Description
8.1	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to the S&P 500® Index due November 21, 2008
8.2
Tax Opinion of Davis Polk & Wardwell relating to Notes Linked to a Weighted Basket of Three Buffered Return Enhanced Components, Consisting of the Dow Jones EURO STOXX 50® Index, the FTSE™ 100 Index and the Nikkei 225 Index due November 21, 2008

8.3	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to the Russell 2000® Index due December 12, 2008
8.4	Tax Opinion of Davis Polk & Wardwell relating to 5.00% (equivalent to 20.00% per annum) Reverse Exchangeable Notes due February 15, 2008 Linked to the Common Stock of The Ryland Group, Inc.
8.5
Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Weighted Basket Consisting of the S&P 500® Index, the MSCI EAFE® Index and the Russell 2000® Index due November 15, 2011

8.6	Tax Opinion of Davis Polk & Wardwell relating to 10.50% Reverse Exchangeable Notes due November 14, 2008 Linked to the Common Stock of General Electric Company
8.7	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the iShares® MSCI Emerging Markets Index Fund due December 15, 2008
8.8	Tax Opinion of Davis Polk & Wardwell relating to 7.60% (equivalent to 15.20% per annum) Reverse Exchangeable Notes due May 16, 2008 Linked to the Common Stock of Exxon Mobil Corporation
8.9	Tax Opinion of Davis Polk & Wardwell relating to 6.60% (equivalent to 13.20% per annum) Reverse Exchangeable Notes due May 16, 2008 Linked to the Common Stock of Exxon Mobil Corporation
8.10	Tax Opinion of Davis Polk & Wardwell relating to 8.00% (equivalent to 32.00% per annum) Reverse Exchangeable Notes due February 15, 2008 Linked to the Common Shares of Research In Motion Limited
8.11	Tax Opinion of Davis Polk & Wardwell relating to 7.00% (equivalent to 28.00% per annum) Reverse Exchangeable Notes due February 15, 2008 Linked to the Common Stock of Apple Inc.
8.12
Tax Opinion of Davis Polk & Wardwell relating to 4.75% (equivalent to 19.00% per annum) Reverse Exchangeable Notes due February 20, 2008 Linked to the Common Stock of American International Group, Inc.